UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

RUDOLPH TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27965	22-3531208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Rudolph Road Flanders, New Jersey	07836
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 691-1300

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 12, 2005, Rudolph Technologies, Inc. (“Rudolph”) issued a press release announcing that the U.S. Department of Justice, Antitrust Division, has closed its investigation into the competitive effects of the proposed merger of Rudolph and August Technology Corporation.

For additional information concerning the foregoing, a copy of the press release dated July 12, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Press Release dated July 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.
Date: July 12, 2005
	By:	/S/ STEVEN R. ROTH
	Name:	Steven R. Roth
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit	Description
99.1	Press Release dated July 12, 2005